UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2010 (June 30, 2010)

CommonWealth REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices) (Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this amendment is to correct Exhibits 3.3 and 3.4 to our Current Report on Form 8-K dated July 6, 2010, or the Original Form 8-K, to include certain text that was inadvertently omitted.  Exhibits 3.3 and 3.4 to the Original Form 8-K, as corrected, are filed as Exhibits 3.3 and 3.4 hereto, respectively, and supersede in their entireties Exhibits 3.3 and 3.4 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

3.1	Articles of Amendment dated June 30, 2010. (Incorporated by reference to our Current Report on Form 8-K, dated July 6, 2010)
3.2	Articles of Amendment dated June 30, 2010. (Incorporated by reference to our Current Report on Form 8-K, dated July 6, 2010)
3.3	Composite Copy of Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, as amended. (filed herewith)
3.4	Composite Copy of Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, as amended. (marked) (filed herewith)
3.5	Composite Copy of Amended and Restated Bylaws, as amended. (Incorporated by reference to our Current Report on Form 8-K, dated July 6, 2010)
3.6	Composite Copy of Amended and Restated Bylaws, as amended. (marked) (Incorporated by reference to our Current Report on Form 8-K, dated July 6, 2010)
99.1

Selected Financial Data as of and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, revised to reflect a four for one reverse stock split. (Incorporated by reference to our Current Report on Form 8-K, dated July 6, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommonWealth REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated:  July 21, 2010